Other Operating Income And Expenses	6 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
Other Operating Income and Expenses

B.15. OTHER OPERATING INCOME AND EXPENSES
Other operating income amounted to €281 million in the first half of 2020 (versus €273 million in the first half of 2019), and Other operating expenses to €693 million (versus €466 million in the first half of 2019).
The main items included in Other operating income in the first half of 2020 were income from pharmaceutical partners of €92 million (versus €36 million in the first half of 2019), of which €79 million came from Regeneron (versus €30 million in the first half of 2019, see table below); and gains on disposals of assets and operations of €147 million, primarily on divestments of mature products (versus €71 million in the first half of 2019).
Other operating expenses for the first half of 2020 included €525 million of expenses relating to the alliance with Regeneron (versus €241 million in the first half of 2019), as shown in the table below.

(€ million)	June 30, 2020 (6 months)	June 30, 2019 (6 months)	December 31, 2019 (12 months)
Income & expense related to (profit)/loss sharing of the Antibodies Alliance	(341)	(16)	(253)
Additional share of profit paid by Regeneron related to development costs	35	—	21
Regeneron commercial operating expenses reimbursement	(176)	(218)	(449)
Total: Antibody Alliance	(482)	(234)	(681)
Immuno-Oncology Alliance	44	30	62
Other (mainly Zaltrap®)	(8)	(7)	(14)
Other operating income/(expenses), net, related to Regeneron Alliance	(446)	(211)	(633)
of which amount presented in Other operating income	79	30	82